Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gary Swidler, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:
(1)     the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 of Match Group, Inc. (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Match Group, Inc.

Dated:	February 23, 2024	/s/ GARY SWIDLER
Gary Swidler President and Chief Financial Officer